UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 — May 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Semiannual report 5|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Semiannual report
5 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Near the midpoint of 2011, the U.S. economic recovery continues despite recent evidence that it may have hit a “soft patch.” Slow jobs growth, rising global commodity prices, European sovereign debt woes, civil unrest in North Africa and the Middle East, and the lingering effects of the disasters in Japan are all contributing to this economic pause.

In the face of these disappointments, we remain confident in the fundamental resilience of the current economic expansion. The recent deceleration appears temporary and does not indicate a slip back toward recession. It is Putnam’s view that the markets will remain unsettled over the next several months as these headwinds abate and growth strengthens.

In this environment, it is also important to remember how far the economy and markets have come since the Great Recession of 2008. While the recovery is not yet self-sustaining, we believe it is slowly gathering strength and momentum.

Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment, premised as it is on finding selective opportunities rather than on riding a market wave. Moreover, it is also an important time to consult with your financial advisor to ensure that your investments are aligned with your personal goals, time horizon, and risk tolerance.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

How would you characterize the environment in the high-yield bond market during the six months ended May 31, 2011?

High-yield corporate bonds were among the best-performing fixed-income categories during the period, thanks to a generally supportive economic environment, strong corporate fundamentals, and solid demand for high-yield debt. The high-yield market was somewhat choppy during March, due to the disaster in Japan, unrest in North Africa and the Middle East, and resurgent fears about sovereign debt problems in several peripheral European economies. However, as events stabilized, the market recovered and posted positive returns. In fact, the market registered positive returns in every month of the period. Low yields in other bond-market segments and the improved health of high-yield issuers drove demand for the asset class.

New issuance of high-yield bonds continued to accelerate during the period and actually set a monthly record of $45.7 billion in May. Issuers continued to refinance their existing debt, seeking to reduce borrowing costs, extend maturities, and increase their financial flexibility.

Lower-rated bonds generally outperformed their higher-rated counterparts. Credit fundamentals remained positive, with the number of ratings upgrades outpacing the number of downgrades by a significant margin. The overall default rate remained low, falling to 0.79% by the end of the period, which is well below the 25-year average of 4.3% and the peak rate of nearly 14% that was reached in December 2009.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

The fund modestly underperformed its benchmark. What factors dampened its relative return?

From a sector/industry perspective, underweighting information technology, energy, and services detracted from relative results. In terms of individual holdings, an overweight position in Harry & David, a specialty retailer of gourmet fruit and food gift baskets, hurt performance, as the company filed for Chapter 11 bankruptcy in March 2011. Not holding commercial real estate finance company Capmark Financial also proved detrimental, as the company announced a reorganization plan in April and said it expects to emerge from bankruptcy later this year. Avoiding strong-performing real estate investment trust [REIT] CNL Income Properties, which invests in resort properties, also hampered performance versus the benchmark.

What industry groups and holdings helped versus the index?

Favorable positioning in telecommunication services, utilities, and cable/satellite contributed the most. In telecommunication services, an overweighting in wireless carrier Sprint Nextel aided results. Despite losing market share to competitors, the company is making progress as it tries to regain favor with customers. For example, Sprint Nextel added postpaid subscribers for the first time in several years during the fourth quarter of 2010. The company has also done a good job of continuing to add new handsets and smartphones to retain and attract subscribers.

Credit qualities are shown as a percentage of net assets as of 5/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Our investment in TRW Automotive, a leading supplier of airbags and other safety equipment, also helped the fund’s relative performance. Solid execution by TRW’s management boosted the firm’s securities, as the company’s strong market position allowed it to take share from weaker competitors. Rigorous cost controls also helped TRW generate record earnings and cash flow.

Additional individual contributors included First Data, a provider of merchant processing services, and Dallas-based utility Energy Future Holdings.

How would rising interest rates affect high-yield bonds?

Rising rates are generally symptomatic of an improving economic environment, which is positive for corporations and, consequently, beneficial from a credit-risk standpoint. In addition, high-yield bonds tend to have shorter durations — or less sensitivity to interest-rate changes — than longer-maturity Treasury bonds. So, high-yield bonds are typically less influenced by interest-rate movements, and more influenced by corporate fundamentals and economic conditions.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/11. Short-term holdings are excluded. Holdings will vary over time.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

The U.S. economy provided the fund with a positive backdrop during most of the period. However, during May, the economy appeared to be experiencing a mid-cycle slowdown. Looking ahead, while there are certain macroeconomic concerns that could potentially constrain growth, we believe the economic recovery will continue. What’s more, corporate profit growth is expected to remain strong throughout 2011.

Many investors are questioning whether the performance of high-yield bonds has run its course for this market cycle. In our view, the current supportive credit environment likely will continue, and there is still value to be gained by exposure to the high-yield sector. The trauma of the financial crisis of 2008 and 2009, severe as it was, had the beneficial effect of purging the market of its least-creditworthy companies. Put differently, the bulk of today’s high-yield issuers are stronger for having weathered the recession. Most of them have better balance sheets, with substantial amounts of cash and sturdier capital structures.

Given this perspective, we have a favorable outlook for the coming months, believing that solid corporate fundamentals and liquid capital markets will continue to bolster supply-and-demand dynamics within the high-yield market. In our view, new issuance to finance mergers and acquisitions, tender offers, and refinancing will continue at a healthy pace, and should be met by similarly healthy demand, given the attractiveness of

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category.

high-yield bonds versus other asset classes. As a result, we believe defaults likely will remain below the historical average for some time. Moreover, yield spreads remain at attractive levels relative to their risk-adjusted return potential.

As for the fund’s positioning, at the end of the period, the fund’s biggest overweights were in telecommunication services, consumer products, and financials. We currently plan to maintain a level of risk that is approximately in line with the market, while keeping the portfolio broadly diversified across issuers and industries.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income and Team Leader of U.S. High Yield Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund is managed by Norm Boucher and Rob Salvin.

IN THE NEWS

The Federal Reserve’s second quantitative easing program, dubbed “QE2,” came to an end on June 30. During the past several months, the Federal Reserve bought $600 billion in Treasury securities in an effort to inject money into the financial system. QE2 kicked off last fall, and was a follow-up to QE1, in which the central bank acquired more than $1 trillion in mortgage-backed securities from late 2008 through March 31, 2010. There is unlikely to be a QE3, however. In early June, Federal Reserve Bank Chairman Ben Bernanke said that while the U.S. economic recovery faces headwinds in the areas of jobs growth, high commodity prices, and a slowdown in manufacturing, the nation’s central bank will not embark on a third round of easing. Not surprisingly, equity investors were hoping for more stimulus money, while fixed-income investors are happy to see an end to it.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.86%	7.69%	6.96%	6.96%	7.05%	7.05%	7.57%	7.43%	7.60%	8.04%

10 years	124.78	115.79	107.83	107.83	108.69	108.69	119.43	112.29	119.53	131.45
Annual average	8.44	7.99	7.59	7.59	7.63	7.63	8.18	7.82	8.18	8.75

5 years	50.25	44.25	44.72	42.72	44.78	44.78	48.32	43.55	48.71	52.00
Annual average	8.48	7.60	7.67	7.37	7.68	7.68	8.20	7.50	8.26	8.73

3 years	32.18	26.81	29.12	26.12	29.28	29.28	31.04	26.75	31.15	32.90
Annual average	9.75	8.24	8.89	8.04	8.94	8.94	9.43	8.22	9.46	9.94

1 year	16.83	12.24	15.81	10.81	16.07	15.07	16.38	12.59	16.38	17.11

6 months	7.55	3.18	7.08	2.07	7.29	6.29	7.44	3.92	7.44	7.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expenses limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 5/31/11

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	7.24%

10 years	139.72%	101.57
Annual average	9.14	7.06

5 years	56.56	42.40
Annual average	9.38	7.17

3 years	40.06	29.72
Annual average	11.88	8.87

1 year	17.85	17.24

6 months	8.21	7.53

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/11, there were 515, 492, 431, 359, 236, and 26 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.229		$0.205	$0.206	$0.223		$0.223	$0.235

Capital gains	—		—	—	—		—	—

Total	$0.229		$0.205	$0.206	$0.223		$0.223	$0.235

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/10	$5.90	$6.15	$5.80	$5.78	$5.90	$6.10	$5.90	$6.08

5/31/11	6.11	6.36	6.00	5.99	6.11	6.32	6.11	6.30

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	6.87%	6.60%	6.20%	6.21%	6.68%	6.46%	6.68%	6.86%

Current 30-day SEC yield [2]	N/A	5.72	5.19	5.19	N/A	5.56	5.70	6.19

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.78%	7.61%	6.88%	6.88%	6.98%	6.98%	7.50%	7.36%	7.52%	7.97%

10 years	125.34	116.45	109.00	109.00	108.90	108.90	120.34	113.34	120.32	132.46
Annual average	8.46	8.03	7.65	7.65	7.64	7.64	8.22	7.87	8.22	8.80

5 years	47.56	41.67	42.33	40.34	42.09	42.09	45.92	41.22	46.03	49.60
Annual average	8.09	7.22	7.31	7.01	7.28	7.28	7.85	7.15	7.87	8.39

3 years	33.40	28.05	30.54	27.54	30.51	30.51	32.47	28.23	32.34	34.55
Annual average	10.08	8.59	9.29	8.45	9.28	9.28	9.83	8.64	9.79	10.40

1 year	14.09	9.45	13.44	8.44	13.32	12.32	14.04	10.34	13.86	14.62

6 months	4.04	–0.14	3.87	–1.13	3.74	2.74	4.11	0.73	3.94	4.35

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/10*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the six-month period
ended 5/31/11	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/2010.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2010, to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.38	$9.24	$9.25	$6.67	$6.67	$4.09

Ending value (after expenses)	$1,075.50	$1,070.80	$1,072.90	$1,074.40	$1,074.40	$1,075.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2011, use the following calculation method. To find the value of your investment on December 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$6.49	$6.49	$3.98

Ending value (after expenses)	$1,019.75	$1,016.01	$1,016.01	$1,018.50	$1,018.50	$1,020.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/11 (Unaudited)

CORPORATE BONDS AND NOTES (88.9%)*	Principal amount		Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		$1,785,000	$1,856,400

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018		1,430,000	1,358,500

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		535,000	575,125

			3,790,025
Automotive (1.8%)
American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 5 1/4s, 2014		755,000	756,888

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2017		95,000	97,375

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017 ∆		1,030,000	1,140,724

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021		2,140,000	2,134,650

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,925,000	2,252,250

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		1,380,000	1,368,346

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		415,000	418,225

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		745,000	750,664

Navistar International Corp. sr. notes 8 1/4s, 2021		2,210,000	2,425,474

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	1,000,000	1,504,865

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$1,080,000	1,204,200

Visteon Corp. 144A sr. notes 6 3/4s, 2019		1,130,000	1,096,100

			15,149,761
Basic materials (7.9%)
Associated Materials, LLC 144A company guaranty sr. notes
9 1/8s, 2017		1,795,000	1,855,581

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		1,900,000	2,061,500

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)		680,000	618,800

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		710,000	748,163

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		1,310,000	1,339,474

Chemtura Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2018		350,000	379,750

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.31s, 2013 (Netherlands)		590,000	572,300

Compass Minerals International, Inc. company guaranty
sr. unsec. notes 8s, 2019		1,975,000	2,182,374

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		630,000	645,750

Exopack Holding Corp. company guaranty sr. unsec. notes
11 1/4s, 2014		1,905,000	1,952,624

Exopack Holding Corp. 144A sr. notes 10s, 2018		1,065,000	1,065,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		2,655,000	2,820,938

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		1,485,000	1,568,081

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		$2,020,000	$2,083,124

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		745,000	800,875

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
(escrow) company guaranty sr. notes 8 7/8s, 2018		1,180,000	1,267,025

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		1,165,000	1,303,344

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		960,000	1,072,800

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		760,000	824,600

Ineos Group Holdings PLC company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	1,195,000	1,713,279

JMC Steel Group 144A sr. notes 8 1/4s, 2018		$575,000	593,688

KRATON Polymers, LLC/KRATON Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019		535,000	540,350

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	960,000	1,392,898

Lyondell Chemical Co. sr. notes 11s, 2018		$6,109,692	6,881,041

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		1,809,000	2,035,125

Momentive Performance Materials, Inc. 144A notes 9s, 2021		2,510,000	2,685,700

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		2,210,000	2,132,650

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
sr. sub. notes 8 3/8s, 2018		470,000	488,800

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		2,610,000	2,884,050

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		1,600,000	1,620,000

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F		1,905,000	2

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	495,000	810,922

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$425,000	489,813

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		635,000	740,569

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. notes 7 1/2s, 2025 (Ireland)		380,000	375,250

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s, 2015
(Ireland)	EUR	175,000	257,757

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$942,000	966,728

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		935,000	1,032,005

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		2,130,000	2,332,350

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,835,000	1,949,688

Styrolution Group GmbH 144A sr. notes 7 5/8s, 2016 (Germany)		1,035,000	1,490,852

Thompson Creek Metals Co., Inc. 144A company
guaranty sr. notes 7 3/8s, 2018 (Canada)		735,000	743,269

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		1,705,000	1,824,350

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		1,550,000	1,619,750

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		610,000	628,300

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Basic materials cont.
Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.023s, 2014	$205,000	$197,313

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014	657,000	712,845

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr. notes
8 3/4s, 2019	740,000	740,000

		65,041,447
Broadcasting (2.5%)
Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	1,345,000	1,291,200

Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014	1,305,000	1,197,338

Clear Channel Communications, Inc. 144A company guaranty
sr. notes 9s, 2021	805,000	805,000

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 9 1/4s, 2017	275,000	299,750

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	2,170,000	2,370,724

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	1,210,000	1,210,000

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016	840,000	917,700

DISH DBS Corp. company guaranty 7 1/8s, 2016	760,000	811,300

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,820,000	1,981,525

DISH DBS Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2021	1,350,000	1,363,500

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	1,740,000	1,848,750

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	1,745,000	1,893,325

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	1,385,000	1,426,550

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	35,000	37,100

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	1,030,000	1,225,700

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	1,750,000	1,859,375

		20,538,837
Building materials (1.3%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	1,335,000	1,411,762

Building Materials Corp. 144A sr. notes 7s, 2020	580,000	606,100

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	615,000	627,300

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	530,000	533,975

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	450,000	453,375

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	560,000	534,100

Nortek, Inc. 144A company guaranty sr. unsec. notes
10s, 2018	985,000	1,024,400

Owens Corning, Inc. company guaranty sr. unsec. notes 9s, 2019	2,310,000	2,757,562

Ply Gem Industries, Inc. 144A sr. notes 8 1/4s, 2018	570,000	562,875

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	1,910,000	1,952,975

		10,464,424

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Cable television (2.0%)
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014		$855,000	$867,825

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		625,000	662,500

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		1,965,000	2,215,538

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		470,000	515,825

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		880,000	954,800

CCH II, LLC/CCH II Capital company guaranty sr. unsec. notes
13 1/2s, 2016		1,349,581	1,606,001

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		435,000	461,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,260,000	1,241,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,310,000	1,334,563

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		3,685,000	3,915,313

CSC Holdings LLC sr. notes 6 3/4s, 2012		146,000	151,110

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		250,000	280,000

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)		735,000	772,570

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015		115,000	119,456

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		390,000	423,150

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		730,000	834,025

			16,354,876
Capital goods (4.8%)
Alliant Techsystems, Inc. company guaranty sr. unsec. sub.
notes 6 7/8s, 2020		215,000	225,750

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 7 1/8s, 2019		425,000	421,813

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		2,435,000	2,635,887

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		420,000	438,900

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	130,000	192,318

Ardagh Packaging Finance PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)	EUR	480,000	710,096

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$410,000	433,575

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		885,000	900,488

Berry Plastics Corp. notes 9 3/4s, 2021		445,000	445,556

Berry Plastics Corp. company guaranty notes FRN
4.185s, 2014		645,000	604,688

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		1,350,000	1,424,250

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		645,000	668,381

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	370,000	556,481

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Capital goods cont.
Delphi Corp. 144A sr. notes 6 1/8s, 2021		$1,050,000	$1,050,000

Exide Technologies 144A sr. notes 8 5/8s, 2018		825,000	876,563

Griffon Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2018		575,000	586,500

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		1,189,000	1,307,900

Kratos Defense & Security Solutions, Inc. 144A sr. notes
10s, 2017		1,890,000	2,079,000

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,065,000	3,955,256

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		245,000	274,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		950,000	985,625

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		990,000	1,051,875

Pregis Corp. company guaranty notes FRN 6.327s, 2013	EUR	240,000	332,233

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$945,000	937,913

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 1/2s, 2016 (Luxembourg)		780,000	834,600

Reynolds Group Issuer, Inc. 144A company guaranty unsec.
sr. notes 9s, 2019		1,610,000	1,708,613

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		1,135,000	1,180,400

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)		305,000	314,531

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s,
2021 (New Zealand)		440,000	447,700

Ryerson Holding Corp. sr. disc. notes zero %, 2015		1,335,000	747,600

Ryerson, Inc. company guaranty sr. notes 12s, 2015		2,985,000	3,216,338

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		625,000	660,938

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,240,000	1,271,000

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		2,240,000	2,380,000

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		1,530,000	1,633,275

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018		1,865,000	1,981,563

			39,472,006
Coal (1.9%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021 ∆		1,045,000	1,065,900

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019 ∆		1,120,000	1,129,800

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		1,370,000	1,445,350

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		1,286,000	1,290,823

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		2,950,000	3,274,500

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		1,735,000	1,899,824

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021		230,000	232,300

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019		575,000	586,500

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Coal cont.
Peabody Energy Corp. company guaranty 7 3/8s, 2016		$3,985,000	$4,503,050

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020		150,000	161,438

			15,589,485
Commercial and consumer services (1.8%)
ARAMARK Holdings Corp. 144A sr. notes 8 5/8s, 2016 ‡‡		605,000	618,613

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		600,000	624,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		570,000	612,038

Interactive Data Corp. 144A company guaranty sr. notes
10 1/4s, 2018		3,685,000	4,099,562

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,958,000	1,997,160

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		805,000	895,563

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		2,700,000	2,443,500

Travelport LLC company guaranty 11 7/8s, 2016		840,000	730,800

Travelport LLC company guaranty 9 7/8s, 2014		1,155,000	1,071,262

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		2,230,000	1,956,825

			15,049,323
Consumer (1.1%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		605,000	662,475

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s,
2017		2,255,000	2,401,575

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	250,000	370,971

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		$1,240,000	1,283,400

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		2,545,000	2,649,981

YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec. notes
10 1/4s, 2016		1,230,000	1,266,900

			8,635,302
Consumer staples (7.5%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		1,020,000	1,144,950

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) † F		415,457	13,295

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		365,000	400,588

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		1,475,000	1,517,406

Bumble Bee Acquisition Corp. 144A company guaranty
sr. notes 9s, 2017		1,330,000	1,366,575

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,050,000	1,119,563

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		1,880,000	1,979,874

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		805,000	764,750

CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		1,425,000	1,560,375

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015 (In default) †		70,821	70,644

Claire’s Escrow Corp. 144A sr. notes 8 7/8s, 2019		1,175,000	1,128,000

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		$1,935,000	$2,116,406

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		1,730,000	1,885,700

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		1,830,000	1,834,574

Dean Foods Co. 144A sr. notes 9 3/4s, 2018		365,000	393,288

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		1,405,000	1,538,475

Dole Food Co. sr. notes 13 7/8s, 2014		441,000	534,161

Dole Food Co. 144A sr. notes 8s, 2016		841,000	892,511

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		1,415,000	1,485,750

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013 (In default) †		1,555,000	311,000

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.311s, 2012 (In default) †		800,000	164,000

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		570,000	598,500

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	1,450,000	2,234,439

JBS USA LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$585,000	684,450

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		4,350,000	4,263,000

Landry’s Restaurants, Inc. company guaranty sr. notes
11 5/8s, 2015		215,000	233,275

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		625,000	678,125

Libbey Glass, Inc. sr. notes 10s, 2015		832,000	906,880

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		715,000	786,500

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		1,285,000	1,346,038

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		1,220,000	1,302,350

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		620,000	661,850

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		1,700,000	1,755,250

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		1,050,000	1,141,875

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		515,000	574,225

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		780,000	783,900

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		1,885,000	1,729,488

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		445,000	478,931

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		995,000	1,077,088

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		815,000	841,488

Service Corporation International sr. notes 7s, 2019		660,000	698,775

Service Corporation International sr. notes 7s, 2017		205,000	223,194

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Consumer staples cont.
Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	$2,005,000	$2,150,363

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	2,325,000	2,720,250

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	2,056,466	2,303,242

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018	1,065,000	1,190,138

Stewart Enterprises, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2019	1,125,000	1,136,250

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	1,510,000	1,817,663

United Rentals North America, Inc. company guaranty
sr. unsec. sub. notes 8 3/8s, 2020	620,000	640,150

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016	2,480,000	2,759,000

West Corp. 144A sr. notes 7 7/8s, 2019	1,240,000	1,263,250

West Corp. 144A sr. unsec. notes 8 5/8s, 2018	690,000	727,088

		61,928,900
Energy (oil field) (1.4%)
Complete Production Services, Inc. company guaranty 8s, 2016	1,255,000	1,320,887

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	1,550,000	1,643,000

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	3,695,000	3,916,700

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	790,000	839,375

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	1,285,000	1,297,850

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	1,845,000	2,034,113

Offshore Group Investments, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands) ∆	340,000	374,000

		11,425,925
Entertainment (0.7%)
AMC Entertainment, Inc. 144A sr. sub. notes 9 3/4s, 2020	2,490,000	2,642,513

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	255,000	278,269

Cinemark USA, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019	655,000	715,588

Cinemark USA, Inc. 144A company guaranty sr. sub. notes
7 3/8s, 2021	310,000	310,000

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	1,175,000	1,248,438

Universal City Development Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015	625,000	692,188

		5,886,996
Financials (10.1%)
ABN Amro North American Holding Preferred Capital
Repackage Trust I 144A jr. sub. bonds FRB 6.523s,
perpetual maturity	2,605,000	2,494,287

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	1,745,000	1,771,175

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	895,000	997,925

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	795,000	877,481

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	$2,620,000	$2,819,774

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.511s, 2014	821,000	808,763

Ally Financial, Inc. unsec. sub. notes 8s, 2018	905,000	993,238

Ally Financial, Inc. 144A company guaranty notes 6 1/4s, 2017	1,235,000	1,272,245

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	1,900,000	2,090,000

BAC Capital Trust VI bank guaranty jr. unsec. sub. notes
5 5/8s, 2035	1,130,000	1,043,056

BankAmerica Capital II bank guaranty jr. unsec. sub. notes
8s, 2026	405,000	415,631

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	1,365,000	1,387,181

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	485,000	510,463

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	1,040,000	1,227,200

CIT Group, Inc. sr. bonds 7s, 2017	7,914,172	7,943,850

CIT Group, Inc. sr. bonds 7s, 2016	3,402,978	3,415,739

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	1,715,000	1,835,050

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	765,000	826,200

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	1,425,000	1,464,188

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	2,270,000	2,494,163

Dresdner Funding Trust I 144A bonds 8.151s, 2031	2,075,000	2,043,875

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,040,000	1,040,000

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	1,065,000	1,280,663

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, perpetual maturity (Jersey)	2,085,000	1,876,500

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,650,000	1,665,419

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	650,000	530,699

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	555,000	575,813

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	3,215,000	3,311,450

ING Groep NV jr. unsec. sub. notes 5.775s, perpetual maturity
(Netherlands)	545,000	506,850

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	365,000	365,456

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	200,000	222,000

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,362,000	1,433,505

Liberty Mutual Group, Inc. 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	300,000	408,375

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	670,000	696,800

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	195,000	194,337

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. 144A
company guaranty sr. notes 6 7/8s, 2021 R	$810,000	$814,050

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	1,825,000	2,037,156

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	400,000	411,500

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	1,620,000	1,717,200

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R	1,645,000	1,640,888

Provident Funding Associates/Provident Funding Finance
144A sr. notes 10 1/4s, 2017	1,575,000	1,740,375

Provident Funding Associates/Provident Funding Finance
144A sr. notes 10 1/8s, 2019	790,000	817,650

Regions Financing Trust II company guaranty jr. unsec. sub.
bonds FRB 6 5/8s, 2047	2,245,000	2,087,850

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	3,625,000	3,697,500

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)	3,450,000	3,324,938

Sabra Health Care LP/Sabra Capital Corp. company guaranty
sr. unsec. unsub. notes 8 1/8s, 2018 R	605,000	618,613

SLM Corp. sr. notes Ser. MTN, 8s, 2020	865,000	953,925

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	4,310,000	4,859,525

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017	3,925,000	3,728,750

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 5.85s, 2013	885,000	889,425

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	815,000	819,075

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.136s, 2014	330,000	315,975

		83,313,746
Gaming and lottery (3.0%)
American Casino & Entertainment Properties LLC sr. notes
11s, 2014	1,664,000	1,776,320

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021	1,410,000	1,462,875

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	3,682,000	3,405,850

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2015	435,000	448,050

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	3,435,000	3,864,375

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	2,639,000	2,619,208

Isle of Capri Casinos, Inc. 144A company guaranty sr. unsec.
notes 7 3/4s, 2019	1,145,000	1,163,606

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	1,995,000	164,588

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014	2,300,000	2,426,500

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	385,000	420,131

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	410,000	451,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	2,045,000	2,091,013

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Gaming and lottery cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty mtge. notes 7 3/4s, 2020		$885,000	$970,181

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		2,886,000	3,178,208

			24,441,905
Health care (6.2%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019		1,200,000	1,227,000

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		805,000	889,525

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017		1,685,000	1,819,800

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019		735,000	741,431

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2015		3,175,000	3,278,187

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	610,000	898,721

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$3,110,000	3,358,800

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		415,000	425,375

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		1,240,000	1,269,450

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		2,070,000	2,214,900

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		1,920,000	1,886,400

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		1,505,000	1,584,013

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021		1,485,000	1,553,681

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017 ∆		335,000	374,781

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		2,163,000	2,314,410

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		2,865,000	3,205,218

HCA, Inc. sr. sec. notes 9 1/4s, 2016		2,735,000	2,919,613

Health Management Associates, Inc. sr. notes 6 1/8s, 2016		1,765,000	1,844,425

IASIS Healthcare, LLC/IASIS Capital Corp. 144A sr. notes
8 3/8s, 2019		2,640,000	2,656,500

Kindred Escrow Corp. 144A sr. notes 8 1/4s, 2019 ∆		1,045,000	1,054,144

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,190,000	1,285,200

Select Medical Corp. company guaranty 7 5/8s, 2015		834,000	844,425

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		2,220,000	2,297,700

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		577,149	594,463

Talecris Biotherapeutics Holdings Corp. company guaranty
sr. unsec. notes 7 3/4s, 2016		400,000	448,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		560,000	641,200

Tenet Healthcare Corp. sr. notes 9s, 2015		2,705,000	2,945,068

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		775,000	862,188

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020		1,460,000	1,509,275

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017		655,000	693,481

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		250,000	245,000

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		625,000	615,625

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	$250,000	$247,500

Vanguard Health Systems, Inc. 144A sr. notes zero %, 2016	1,740,000	1,124,475

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	1,305,000	1,394,387

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	125,000	133,137

		51,397,498
Homebuilding (1.4%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	695,000	655,038

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	850,000	800,063

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	990,000	938,025

M/I Homes, Inc. 144A sr. unsec. notes 8 5/8s, 2018	2,450,000	2,407,124

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	825,000	855,938

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	995,000	917,888

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	450,000	452,250

Realogy Corp. 144A company guaranty sr. unsec. notes
11 1/2s, 2017	2,160,000	2,278,800

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016	1,235,000	1,426,425

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 7s, 2015	270,000	283,500

Standard Pacific Corp. company guaranty sr. unsec. notes
8 3/8s, 2021	285,000	285,713

		11,300,764
Household furniture and appliances (0.3%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	945,000	945,000

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016	1,302,000	1,461,495

		2,406,495
Lodging/Tourism (1.2%)
CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	1,975,000	2,207,063

FelCor Escrow Holdings, LLC 144A sr. notes 6 3/4s, 2019 R	2,115,000	2,104,424

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,775,000	3,177,374

MGM Resorts International company guaranty sr. notes
9s, 2020	330,000	367,125

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	535,000	511,594

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	710,000	694,913

MGM Resorts International sr. notes 10 3/8s, 2014	260,000	300,300

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	595,000	612,850

		9,975,643
Media (0.5%)
Affinion Group Holdings, Inc. 144A company guaranty sr. notes
11 5/8s, 2015	1,405,000	1,422,563

Nielsen Finance LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014	235,000	276,713

Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018	1,250,000	1,340,625

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Media cont.
WMG Acquisition Corp. company guaranty sr. sub. notes
7 3/8s, 2014	$740,000	$749,250

WMG Holdings Corp. company guaranty sr. unsec. disc. notes
9 1/2s, 2014	380,000	394,725

		4,183,876
Oil and gas (8.4%)
Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	2,840,000	3,367,965

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	1,035,000	1,166,344

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	220,000	252,857

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	690,000	717,449

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	670,000	696,800

Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018	1,225,000	1,344,438

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 6 7/8s, 2019	365,000	366,825

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018	2,285,000	2,427,813

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,140,000	1,268,250

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	1,790,000	1,870,550

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	585,000	605,475

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	220,000	237,600

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	400,000	472,000

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. notes 5 7/8s, 2021	580,000	582,900

Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	1,277,193	957,895

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	1,090,000	1,149,950

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	1,570,000	1,577,850

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	3,130,000	3,396,050

Denbury Resources, Inc. company guaranty sr. sub. notes
9 3/4s, 2016	330,000	371,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	1,240,000	1,364,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	825,000	838,406

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	3,315,000	3,331,574

Ferrellgas LP/Ferrellgas Finance Corp. 144A sr. unsec.
notes 6 1/2s, 2021	860,000	856,775

Forbes Energy Services Ltd. 144A company guaranty sr. unsec.
notes 9s, 2019 ∆	1,045,000	1,050,224

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	2,380,000	2,397,850

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021	1,835,000	1,890,050

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	1,105,000	1,176,825

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Oil and gas cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	$1,150,000	$1,158,625

Milagro Oil & Gas 144A notes 10 1/2s, 2016	1,580,000	1,508,900

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	309,750

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	385,650

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,230,000	3,294,600

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	1,360,000	676,600

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	3,190,000	1,571,074

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	430,000	433,225

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	65,000	65,325

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	455,000	516,425

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	1,985,000	2,233,125

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	365,000	379,600

Plains Exploration & Production Co. company guaranty 7s, 2017	3,065,000	3,149,288

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	480,000	472,800

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	565,000	596,075

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,265,000	1,467,400

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	640,000	675,200

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	1,900,000	2,123,250

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,625,000	2,697,188

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	345,000	357,075

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	3,285,000	3,449,250

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	570,000	628,425

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	715,000	731,981

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	415,000	421,484

Whiting Petroleum Corp. company guaranty 7s, 2014	1,245,000	1,344,600

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,800,000	2,273,630

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	541,000	705,092

		69,361,602
Publishing (0.6%)
Cengage Learning Acquisitions, Inc. 144A sr. notes
10 1/2s, 2015	2,220,000	2,109,000

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,250,000	1,268,750

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	490,000	493,674

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	1,115,000	1,220,924

Vertis, Inc. company guaranty sr. sec. notes Ser. A,
8 1/2s, 2012 †‡‡ F	706,925	168,778

		5,261,126

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	$700,000	$710,500

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	1,685,000	1,626,024

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	1,485,000	1,627,931

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	905,000	993,237

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	570,000	631,275

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	205,000	225,756

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	70,000	70,963

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	445,000	528,438

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,135,000	1,211,612

		7,625,736
Retail (2.9%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	505,000	528,988

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	2,195,000	2,233,412

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	1,175,000	1,177,938

Gymboree Corp. 144A sr. unsec. notes 9 1/8s, 2018	745,000	694,713

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	1,300,000	1,350,374

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016	1,455,000	1,647,788

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2015	545,000	654,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	1,490,000	1,611,063

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	1,150,000	1,164,374

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	820,000	863,050

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	2,240,000	2,307,200

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	870,000	937,425

QVC Inc. 144A sr. notes 7 1/2s, 2019	1,935,000	2,084,962

QVC Inc. 144A sr. notes 7 3/8s, 2020	885,000	949,163

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	1,180,000	1,085,600

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	365,000	378,688

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	1,420,000	1,521,174

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	2,425,000	2,740,250

		23,930,162
Technology (4.9%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	500,000	525,000

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	210,000	192,675

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	480,000	499,200

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	2,070,000	2,150,212

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,600,000	1,564,000

Buccaneer Merger Sub., Inc. 144A sr. notes 9 1/8s, 2019	1,635,000	1,751,494

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Technology cont.
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	$1,811,350	$1,895,124

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,905,000	1,974,056

CommScope, Inc. 144A sr. notes 8 1/4s, 2019	1,205,000	1,262,238

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	835,000	844,394

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	455,000	501,638

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	895,000	984,500

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡	1,255,960	1,314,047

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	2,645,000	2,651,612

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	735,000	747,863

First Data Corp. 144A sr. bonds 12 5/8s, 2021	4,145,000	4,507,687

Freescale Semiconductor, Inc. 144A company guaranty
sr. notes 10 1/8s, 2018	740,000	838,050

Freescale Semiconductor, Inc. 144A company guaranty
sr. notes 9 1/4s, 2018	1,515,000	1,689,225

Freescale Semiconductor, Inc. 144A company guaranty
sr. unsec. notes 10 3/4s, 2020	3,855,000	4,433,250

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	155,000	162,169

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	75,000	78,938

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	577,800

Jazz Technologies, Inc. company guaranty sr. unsec. notes
8s, 2015 F	899,000	885,514

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	2,960,000	3,418,800

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)	1,175,000	1,236,688

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	1,817,000	1,889,680

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	875,000	907,813

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	485,000	541,381

		40,025,048
Telecommunications (7.3%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	2,520,000	2,756,250

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,570,000	1,713,263

CPI International Acquisition, Inc. 144A sr. notes 8s, 2018	455,000	449,313

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	570,000	607,050

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	1,045,250

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,645,000	1,727,250

EH Holding Corp. 144A sr. notes 6 1/2s, 2019 ∆	1,050,000	1,061,813

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021 ∆	1,890,000	1,932,524

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	185,000	196,100

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
7 1/2s, 2021 (Bermuda)	1,775,000	1,797,188

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount		Value

Telecommunications cont.
Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		$5,146,093	$5,577,077

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		3,165,000	3,418,200

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		1,130,000	1,224,638

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 1/4s, 2014		1,779,000	1,832,370

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		1,035,000	1,094,513

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		3,125,000	3,363,281

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		675,000	673,313

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		645,000	649,031

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		1,475,000	1,692,563

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		1,330,000	1,411,463

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		915,000	992,775

PAETEC Holding Corp. 144A sr. unsec. notes 9 7/8s, 2018		2,320,000	2,488,200

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		745,000	820,431

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		1,365,000	1,482,731

Sprint Capital Corp. company guaranty 6 7/8s, 2028		4,065,000	3,943,050

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		4,315,000	4,865,162

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		1,355,000	1,378,713

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Netherlands)		2,370,000	2,518,124

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		1,400,000	1,627,500

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	EUR	150,000	256,682

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		$932,040	1,153,400

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		505,000	551,081

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		795,000	872,513

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		1,890,000	2,067,187

Windstream Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		1,145,000	1,239,463

			60,479,462
Telephone (0.6%)
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		3,630,000	3,593,700

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		995,000	1,057,187

			4,650,887

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Textiles (0.4%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	$1,110,000	$1,090,575

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	980,000	1,063,300

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	1,135,000	1,183,237

		3,337,112
Tire and rubber (—%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016	232,000	262,740

		262,740
Transportation (0.7%)
AMGH Merger Sub., Inc. 144A company guaranty sr. notes
9 1/4s, 2018	2,265,000	2,423,550

Swift Services Holdings, Inc. 144A company guaranty sr. notes
10s, 2018	1,880,000	2,086,800

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	1,685,000	1,638,663

		6,149,013
Utilities and power (4.3%)
AES Corp. (The) sr. unsec. notes 8s, 2020	520,000	562,900

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,855,000	2,005,718

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	655,000	669,738

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	1,340,000	1,417,050

Calpine Corp. 144A sr. notes 7 1/4s, 2017	2,467,000	2,565,680

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	1,430,000	1,629,137

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	4,165,000	3,040,450

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	755,000	685,163

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	530,000	543,250

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,035,000	838,350

Edison Mission Energy sr. unsec. notes 7s, 2017	45,000	37,238

El Paso Corp. sr. unsec. notes 7s, 2017	750,000	869,542

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	854,813

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	1,009,878

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020	560,000	606,288

Energy Future/Energy Intermediate Holdings Finance Co., LLC
sr. notes 10s, 2020	835,000	908,194

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	1,995,000	2,174,550

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	1,245,000	1,269,900

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,475,000	2,604,937

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	399,950

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	258,175

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021	4,195,000	4,200,243

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	935,000	975,607

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	190,000	195,325

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	275,000	312,125

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	305,000	355,509

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	2,515,927	1,798,887

CORPORATE BONDS AND NOTES (88.9%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty notes 15s, 2021	$1,660,000	$1,444,200

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	1,130,000	1,144,125

		35,376,922

Total corporate bonds and notes (cost $696,450,363)		$732,807,044

SENIOR LOANS (5.6%)*[c]	Principal amount	Value

Basic materials (0.5%)
American Rock Salt Co., LLC / American Rock Capital Corp.
bank term loan FRN 5 1/2s, 2017	$425,000	$427,391

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	625,000	623,438

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	971,460	1,003,033

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	973,963	1,005,616

Styron Corp. bank term loan FRN 6s, 2017	930,000	934,982

		3,994,460
Broadcasting (0.4%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.861s, 2016	2,051,361	1,792,947

Univision Communications, Inc. bank term loan FRN 4.461s, 2017	1,725,281	1,667,282

		3,460,229
Building materials (—%)
Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	405,000	406,013

		406,013
Capital goods (0.1%)
Pinafore, LLC bank term loan FRN Ser. B1, 4 1/4s, 2016	442,870	443,885

		443,885
Commercial and consumer services (0.1%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	433,913	440,286

Compucom Systems, Inc. bank term loan FRN 3.72s, 2014	506,519	493,856

		934,142
Consumer cyclicals (1.4%)
Advantage Sales & Marketing, LLC bank term loan FRN
9 1/4s, 2018	185,000	188,700

Caesars Entertainment Corp. bank term loan FRN Ser. B,
9.261s, 2017	500,000	503,125

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	2,210,000	2,239,835

Ceasars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B, 9 1/2s, 2016	488,813	518,141

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	222,667	196,596

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	1,285,000	1,282,017

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.2s, 2014	650,300	244,513

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.2s, 2014	242,649	91,236

Golden Nugget, Inc. bank term loan FRN 2.217s, 2014 ‡‡	425,314	372,150

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.22s, 2014 ‡‡	747,052	653,670

Goodman Global, Inc. bank term loan FRN 9s, 2017	570,000	586,958

SENIOR LOANS (5.6%)*[c] cont.	Principal amount	Value

Consumer cyclicals cont.
KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017	$500,000	$501,500

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	1,130,000	1,122,466

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	380,000	372,321

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	1,770,584	1,782,978

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	1,239,169	837,678

		11,493,884
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN 3.051s, 2014	1,862,072	1,714,398

Del Monte Foods Co. bank term loan FRN Ser. B, 4 1/2s, 2018	970,000	969,691

Huish Detergents, Inc. bank term loan FRN 4.47s, 2014	455,000	431,397

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	1,725,000	1,727,155

Rite-Aid Corp. bank term loan FRN Ser. B, 1.959s, 2014	113,423	108,602

		4,951,243
Energy (0.2%)
Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	1,076,471	1,077,239

Frac Tech International, LLC bank term loan FRN Ser. DD,
6 1/4s, 2016 U	143,529	143,632

		1,220,871
Financials (0.5%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	1,210,000	1,208,110

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	615,333	616,487

HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	797,850	797,850

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	1,265,000	1,274,261

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.791s, 2017	423,476	425,152

		4,321,860
Gaming and lottery (0.1%)
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.249s, 2015	760,000	707,180

		707,180
Health care (0.5%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,658,250	1,662,396

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	860,000	866,629

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	1,890,000	1,891,418

		4,420,443
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	2,600,000	2,756,000

		2,756,000
Publishing (0.1%)
Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.46s, 2014	886,630	825,536

		825,536
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	433,913	433,696

		433,696
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.755s, 2017	527,581	513,438

		513,438

SENIOR LOANS (5.6%)*[c] cont.	Principal amount	Value

Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	$265,000	$280,900

		280,900
Utilities and power (0.6%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.738s, 2017	5,958,299	4,701,098

		4,701,098

Total senior loans (cost $47,060,989)		$45,864,878

CONVERTIBLE BONDS AND NOTES (1.6%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$191,000	$198,401

Alliant Techsystems, Inc. cv. company guaranty sr. sub. notes
3s, 2024	1,070,000	1,205,088

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,157,000	1,164,231

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	490,000	743,269

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	700,000	1,273,860

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
3 1/2s, 2012	1,000,000	996,250

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027	1,545,000	1,502,513

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	773,000	946,925

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	1,250,000	1,325,000

TRW Automotive, Inc. 144A cv. company guaranty sr. notes
3 1/2s, 2015	825,000	1,686,094

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	665,000	1,272,644

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	694,000	1,079,170

Total convertible bonds and notes (cost $10,554,858)		$13,393,445

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	$3,901,050	$1,413,070
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	6,684,836	1,831,358

Total asset-backed securities (cost $2,040,547)		$3,244,428

SHORT-TERM INVESTMENTS (1.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.07% [e]	13,721,473	$13,721,473

SSgA Prime Money Market Fund 0.09% i P	140,000	140,000

U.S. Treasury Bills with effective yields ranging from
0.16% to 0.20%, August 25, 2011	$140,000	139,920

U.S. Treasury Bills for an effective yield of 0.23%,
July 28, 2011	200,000	199,927

Total short-term investments (cost $14,201,337)		$14,201,320

TOTAL INVESTMENTS

Total investments (cost $770,308,094)		$809,511,115

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2010 through May 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $824,345,804.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

At the close of the reporting period, the fund maintained liquid assets totaling $416,985 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $15,591,274) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Canadian Dollar	Sell	6/15/11	$515,929	$526,332	$10,403

	Euro	Sell	6/15/11	2,252,963	2,334,407	81,444

	Barclays Bank PLC

	Euro	Sell	6/15/11	1,111,103	1,151,285	40,182

	Citibank, N.A.

	Euro	Buy	6/15/11	671,893	695,930	(24,037)

	Credit Suisse AG

	Euro	Sell	6/15/11	2,671,045	2,765,560	94,515

	Deutsche Bank AG

	Euro	Buy	6/15/11	59,213	61,326	(2,113)

	Goldman Sachs International

	Euro	Sell	6/15/11	1,596,735	1,654,035	57,300

HSBC Bank USA, National Association

	Euro	Sell	6/15/11	361,745	374,718	12,973

	JPMorgan Chase Bank, N.A.

	Euro	Sell	6/15/11	876,695	907,357	30,662

	Royal Bank of Scotland PLC (The)

	Euro	Buy	6/15/11	281,836	291,746	(9,910)

	State Street Bank and Trust Co.

	Euro	Sell	6/15/11	2,459,776	2,474,464	14,688

	UBS AG

	Euro	Sell	6/15/11	1,515,389	1,568,731	53,342

	Westpac Banking Corp.

	Canadian Dollar	Buy	6/15/11	556,172	567,452	(11,280)

	Euro	Sell	6/15/11	210,407	217,931	7,524

	Total					$355,693

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$3,244,428

Convertible bonds and notes	—	13,393,445	—

Corporate bonds and notes	—	731,739,455	1,067,589

Senior loans	—	45,864,878	—

Short-term investments	13,861,473	339,847	—

Totals by level	$13,861,473	$791,337,625	$4,312,017

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$355,693	$—

Totals by level	$—	$355,693	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $756,586,621)	$795,789,642
Affiliated issuers (identified cost $13,721,473) (Note 6)	13,721,473

Cash	5,894,884

Interest and other receivables	15,612,543

Receivable for shares of the fund sold	891,307

Receivable for investments sold	5,723,090

Receivable for sales of delayed delivery securities (Notes 1, 7 and 8)	613,842

Unrealized appreciation on forward currency contracts (Note 1)	403,033

Total assets	838,649,814

LIABILITIES

Payable for investments purchased	3,655,944

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	8,144,979

Payable for shares of the fund repurchased	1,123,050

Payable for compensation of Manager (Note 2)	400,827

Payable for investor servicing fees (Note 2)	101,523

Payable for custodian fees (Note 2)	12,167

Payable for Trustee compensation and expenses (Note 2)	223,802

Payable for administrative services (Note 2)	4,567

Payable for distribution fees (Note 2)	315,269

Unrealized depreciation on forward currency contracts (Note 1)	47,340

Collateral on certain derivative contracts, at value (Note 1)	140,000

Other accrued expenses	134,542

Total liabilities	14,304,010

Net assets	$824,345,804

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 9)	$1,052,636,785

Undistributed net investment income (Note 1)	4,728,841

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(272,582,413)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	39,562,591

Total — Representing net assets applicable to capital shares outstanding	$824,345,804

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($527,827,688 divided by 86,380,427 shares)	$6.11

Offering price per class A share (100/96.00 of $6.11)*	$6.36

Net asset value and offering price per class B share ($7,436,779 divided by 1,239,120 shares)**	$6.00

Net asset value and offering price per class C share ($8,774,844 divided by 1,465,906 shares)**	$5.99

Net asset value and redemption price per class M share ($157,140,816 divided by 25,710,585 shares)	$6.11

Offering price per class M share (100/96.75 of $6.11)***	$6.32

Net asset value, offering price and redemption price per class R share
($16,457,189 divided by 2,693,064 shares)	$6.11

Net asset value, offering price and redemption price per class Y share
($106,708,488 divided by 16,926,791 shares)	$6.30

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $7,362 from investments in affiliated issuers) (Note 6)	$34,497,996

Dividends	27

Total investment income	34,498,023

EXPENSES

Compensation of Manager (Note 2)	2,354,373

Investor servicing fees (Note 2)	621,621

Custodian fees (Note 2)	13,455

Trustee compensation and expenses (Note 2)	43,578

Administrative services (Note 2)	13,463

Distribution fees — Class A (Note 2)	662,714

Distribution fees — Class B (Note 2)	37,987

Distribution fees — Class C (Note 2)	46,168

Distribution fees — Class M (Note 2)	407,774

Distribution fees — Class R (Note 2)	35,334

Other	227,662

Total expenses	4,464,129

Expense reduction (Note 2)	(3,373)

Net expenses	4,460,756

Net investment income	30,037,267

Net realized gain on investments (Notes 1 and 3)	17,707,509

Net realized loss on foreign currency transactions (Note 1)	(692,125)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(423,840)

Net unrealized appreciation of investments during the period	13,564,274

Net gain on investments	30,155,818

Net increase in net assets resulting from operations	$60,193,085

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/11*	Year ended 11/30/10

Operations:
Net investment income	$30,037,267	$60,038,389

Net realized gain on investments
and foreign currency transactions	17,015,384	23,470,033

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	13,140,434	19,530,821

Net increase in net assets resulting from operations	60,193,085	103,039,243

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(20,183,170)	(37,424,414)

Class B	(260,213)	(525,453)

Class C	(319,978)	(604,759)

Class M	(6,019,970)	(12,160,237)

Class R	(511,675)	(560,409)

Class Y	(3,863,520)	(5,600,967)

Increase in capital from settlement payments (Note 9)	6,034	—

Redemption fees (Note 1)	8,208	47,162

Increase (decrease) from capital share transactions (Note 4)	(29,588,861)	30,559,597

Total increase (decrease) in net assets	(540,060)	76,769,763

NET ASSETS

Beginning of period	824,885,864	748,116,101

End of period (including undistributed net investment
income of $4,728,841 and $5,850,100, respectively)	$824,345,804	$824,885,864

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
May 31, 2011**	$5.90	.22	.22	.44	(.23)	(.23)	—	— [b,g]	$6.11	7.55 *	$527,828	.52*	3.64*	36*
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—	—	5.90	14.10	535,054	1.05 [e]	7.66 [e]	71
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	—	5.56	50.64	479,094	1.13 [e]	8.13 [e]	59
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	—	4.05	(27.33)	292,694	1.10 [e]	7.63 [e]	34
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	—	6.05	4.50	373,890	1.08 [e]	7.04 [e]	48
November 30, 2006	5.97	.45 [f]	.22	.67	(.42)	(.42)	—	—	6.22	11.71	433,782	1.04 [e,f]	7.41 [e,f]	46

Class B
May 31, 2011**	$5.80	.20	.21	.41	(.21)	(.21)	—	— [b,g]	$6.00	7.08 *	$7,437	.89*	3.27*	36*
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—	—	5.80	13.28	7,520	1.80 [e]	6.93 [e]	71
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	—	5.47	49.61	9,033	1.88 [e]	7.41 [e]	59
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	—	3.99	(27.84)	6,036	1.85 [e]	6.86 [e]	34
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	—	5.96	3.58	11,407	1.83 [e]	6.29 [e]	48
November 30, 2006	5.89	.39 [f]	.23	.62	(.37)	(.37)	—	—	6.14	10.98	16,530	1.79 [e,f]	6.69 [e,f]	46

Class C
May 31, 2011**	$5.78	.19	.23	.42	(.21)	(.21)	—	— [b,g]	$5.99	7.29 *	$8,775	.89*	3.27*	36*
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—	—	5.78	13.13	9,464	1.80 [e]	6.92 [e]	71
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	—	5.46	49.80	10,020	1.88 [e]	7.16 [e]	59
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	—	3.98	(27.87)	684	1.85 [e]	6.78 [e]	34
November 30, 2007†	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	—	5.95	(1.11) *	776	1.23*[e]	4.29*[e]	48

Class M
May 31, 2011**	$5.90	.22	.21	.43	(.22)	(.22)	—	— [b,g]	$6.11	7.44 *	$157,141	.64*	3.52*	36*
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—	—	5.90	13.65	164,632	1.30 [e]	7.42 [e]	71
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	—	5.57	50.52	178,550	1.38 [e]	7.97 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.50)	155,249	1.35 [e]	7.36 [e]	34
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	—	6.05	4.11	275,959	1.33 [e]	6.79 [e]	48
November 30, 2006	5.98	.43 [f]	.23	.66	(.41)	(.41)	—	—	6.23	11.47	349,881	1.29 [e,f]	7.17 [e,f]	46

Class R
May 31, 2011**	$5.90	.21	.22	.43	(.22)	(.22)	—	— [b,g]	$6.11	7.44 *	$16,457	.64*	3.51*	36*
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—	—	5.90	13.86	11,085	1.30 [e]	7.34 [e]	71
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	—	5.56	50.32	4,728	1.38 [e]	7.63 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.46)	680	1.35 [e]	8.31 [e]	34
November 30, 2007†	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	—	6.05	(.57) *	1	.89*[e]	4.62*[e]	48

Class Y
May 31, 2011**	$6.08	.24	.22	.46	(.24)	(.24)	—	— [b,g]	$6.30	7.59 *	$106,708	.39*	3.77*	36*
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—	—	6.08	14.49	97,130	.80 [e]	7.87 [e]	71
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	—	5.71	50.98	66,691	.88 [e]	8.35 [e]	59
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	—	4.15	(27.21)	33,660	.85 [e]	7.94 [e]	34
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	—	6.19	4.78	50,146	.83 [e]	7.27 [e]	48
November 30, 2006	6.08	.47 [f]	.23	.70	(.43)	(.43)	—	—	6.35	12.05	9,925	.79 [e,f]	7.63 [e,f]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

November 30, 2007	<0.01

November 30, 2006	<0.01

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

g Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 18, 2011 (Note 9).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2010 through May 31, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $149,970 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $39,816 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2010, the fund had a capital loss carryover of $289,509,655 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

59,380,249	November 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $770,396,236, resulting in gross unrealized appreciation and depreciation of $51,680,799 and $12,565,920, respectively, or net unrealized appreciation of $39,114,879.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion,
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,373 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $458, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,107 and $363 from the sale of class A and class M shares, respectively, and received $8,143 and $201 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $45 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $286,077,196 and $312,252,550, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/11		Year ended 11/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	10,281,565	$62,198,307	27,873,455	$160,278,466

Shares issued in connection with
reinvestment of distributions	2,776,055	16,760,344	5,314,861	30,678,210

	13,057,620	78,958,651	33,188,316	190,956,676

Shares repurchased	(17,353,915)	(104,818,305)	(28,675,629)	(164,877,506)

Net increase (decrease)	(4,296,295)	$(25,859,654)	4,512,687	$26,079,170

	Six months ended 5/31/11		Year ended 11/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	229,192	$1,365,647	380,271	$2,177,101

Shares issued in connection with
reinvestment of distributions	27,768	164,657	57,500	326,017

	256,960	1,530,304	437,771	2,503,118

Shares repurchased	(314,980)	(1,880,676)	(792,324)	(4,483,156)

Net decrease	(58,020)	$(350,372)	(354,553)	$(1,980,038)

	Six months ended 5/31/11		Year ended 11/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	204,005	$1,211,157	540,341	$3,104,055

Shares issued in connection with
reinvestment of distributions	41,839	247,513	84,808	479,741

	245,844	1,458,670	625,149	3,583,796

Shares repurchased	(416,088)	(2,476,952)	(824,678)	(4,645,076)

Net decrease	(170,244)	$(1,018,282)	(199,529)	$(1,061,280)

	Six months ended 5/31/11		Year ended 11/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	95,390	$577,633	551,808	$3,182,572

Shares issued in connection with
reinvestment of distributions	25,440	153,651	48,731	281,540

	120,830	731,284	600,539	3,464,112

Shares repurchased	(2,296,827)	(13,958,155)	(4,796,623)	(27,688,079)

Net decrease	(2,175,997)	$(13,226,871)	(4,196,084)	$(24,223,967)

	Six months ended 5/31/11		Year ended 11/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	1,268,923	$7,696,767	1,758,600	$10,154,279

Shares issued in connection with
reinvestment of distributions	84,337	510,032	95,831	555,232

	1,353,260	8,206,799	1,854,431	10,709,511

Shares repurchased	(538,069)	(3,266,692)	(826,199)	(4,756,957)

Net increase	815,191	$4,940,107	1,028,232	$5,952,554

	Six months ended 5/31/11		Year ended 11/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,182,576	$19,940,772	6,763,327	$40,267,309

Shares issued in connection with
reinvestment of distributions	491,498	3,060,660	804,548	4,785,491

	3,674,074	23,001,432	7,567,875	45,052,800

Shares repurchased	(2,724,682)	(17,075,221)	(3,260,677)	(19,259,642)

Net increase	949,392	$5,926,211	4,307,198	$25,793,158

At the close of the period, a shareholder of record owned 6.3% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$403,033	Payables	$47,340

Total		$403,033		$47,340

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(693,618)	$(693,618)

Total	$(693,618)	$(693,618)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(436,356)	$(436,356)

Total	$(436,356)	$(436,356)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,362 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $110,057,514 and $118,323,812, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $143,529, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Frac Tech International, LLC	$143,529

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $6,034 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady Funds — portfolios
Absolute Return 300 Fund	with automatically adjusting allocations to
Absolute Return 500 Fund	stocks, bonds, and money market instruments,
Absolute Return 700 Fund	becoming more conservative over time.

Global Sector	The 9 funds:
Global Consumer Fund	Putnam RetirementReady 2055 Fund
Global Energy Fund	Putnam RetirementReady 2050 Fund
Global Financials Fund	Putnam RetirementReady 2045 Fund
Global Health Care Fund	Putnam RetirementReady 2040 Fund
Global Industrials Fund	Putnam RetirementReady 2035 Fund
Global Natural Resources Fund	Putnam RetirementReady 2030 Fund
Global Sector Fund	Putnam RetirementReady 2025 Fund
Global Technology Fund	Putnam RetirementReady 2020 Fund
Global Telecommunications Fund	Putnam RetirementReady 2015 Fund
Global Utilities Fund
Putnam Retirement Income Lifestyle
Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA032
268243 7/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2011